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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 27, 2004

                         CORE MOLDING TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                        001-12505                31-1481870
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(State of Other Jurisdiction           (Commission              (IRS Employer
     of  Incorporation)                File Number)          Identification No.)

800 Manor Park Drive, P.O. Box 28183
Columbus, Ohio                                                    43228-0183
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(Address of Principle Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code        (614) 870-5000
                                                      -----------------------



                                       N/A
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          (Former Name of Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

On September 27, 2004, Core Molding Technologies, Inc. (the "Company"), acquired substantially all of the operating assets of Keystone Restyling Products, Inc., a privately held manufacturer and distributor of fiberglass reinforced products for the automotive-aftermarket industry.

The press release issued by the Company is attached as Exhibit 99(a) to this report.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         All exhibits are furnished pursuant to Item 8.01.

         Exhibit
         Number         Exhibit
         -------        -------
         99(a)          Press release announcing the acquisition of the assets
                        of Keystone Restyling Products, Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Core Molding Technologies, Inc.
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                                                         (Registrant)






Date    October 1, 2004                    By    /s/ Herman F. Dick, Jr.
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                                                          (Signature)

                                                     Herman F. Dick, Jr.
                                           Treasurer and Chief Financial Officer



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Index of Exhibits:

         Exhibit
         Number        Exhibit
         -------       -------
         99(a)         Press release announcing the acquisition of the assets
                       of Keystone Restyling Products, Inc.